UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2024

GENERATIONS BANCORP NY, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39883	85-3659943
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 East Bayard Street, Seneca Falls, New York		13148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (315) 568-5855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	GBNY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of July 19, 2024, Generations Bank (the “Bank”), the wholly owned subsidiary of Generations Bancorp NY, Inc., entered into a written agreement (the “Agreement”) with the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary regulator. The Agreement provides, among other things, that the Bank and/or its Board of Directors:

•	Establish a Compliance Committee to monitor and oversee the Bank’s compliance with the provisions of the Agreement, and to submit written progress reports to the Board that must be transmitted to the OCC;

•	Prepare a written board oversight and corporate governance program to provide for the overall direction, oversight, and corporate governance of the Bank;

•	Prepare a written strategic plan for the Bank covering at least a three-year period, and to submit evaluations of the Bank’s performance against the Strategic Plan to the Board and to the OCC;

•	Develop a written liquidity risk management program for the Bank, to include, among other things, a contingency funding plan; and

•	Develop a written interest rate risk management program for the Bank, to include risk management systems to identify, measure, monitor, and control interest rate risk.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement by and between Generations Bank and the Office of the Comptroller of the Currency, dated July 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATIONS BANCORP NY, INC.

DATE: July 22, 2024	By:	/s/ Angela M. Krezmer
Angela M. Krezmer
Chief Executive Officer